UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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QUALCOMM INCORPORATED
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 9, 2018, Qualcomm Incorporated (“Qualcomm”) posted the following material to www.qcomvalue.com.

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Culture
Social Responsibility
34:29

Investor Presentation Discussion

Qualcomm's management team walks through the Company's strategy and near- and long-term value creation opportunities, as well as Broadcom's low value and high risk proposal to acquire Qualcomm.

View the Qualcomm Investor Presentation>


Your Vote Matters.
on the WHITE proxy card.

Creating Stockholder Value

Qualcomm's management team discusses the Company's leadership position in 5G, clear path to deliver substantial near- and long-term value and why Broadcom's low-value, high-risk hostile proposal makes no sense for Qualcomm stockholders.

View Qualcomm's most recent letter to stockholders>

View all videos >

Qualcomm has significant business momentum and the right strategy to create both near- and long-term stockholder value.

Qualcomm's world-class Board is committed and best qualified to execute the strategy to drive value creation for all Qualcomm stockholders.

Broadcom's opportunistic proposal dramatically undervalues Qualcomm and there is significant doubt about whether it can ever be completed.

Broadcom's conflicted Board slate has limited relevant expertise and would expose Qualcomm to significant risk.

Your vote matters.


Qualcomm

Vote **FOR** all 11 highly experienced & qualified Qualcomm directors on the **WHITE** proxy card today.


Broadcom

Throw away any Blue proxy cards you receive. Do not vote on the Blue card, not even "withhold".

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© 2018 Qualcomm Incorporated

Qualcomm

Merrill Corporation 17-28583-32 Fri Feb 09 00:00:19 2018 (J 2.4m-2-P95619CBE) Chksum: 894810 Cycle 2 DEFAI4A Project Malibu-(Microsite Materials) 109206 c \jms\109206\17-28583-32\ta sk8728611\28583-32-BE pdf EDGAR :Redline:OFF Doc I Page I QualcoJVW\ Board of Directors Press Releases Stockholder Letters Videos Additior ..-.- -. - •

Remember: only your latest-dated vote counts

Even if you have already voted the Blue proxy card, you can still vote the **WHITE** card **FOR** Qualcomm's highly qualified Board of Directors today. Only your latest-dated vote counts.

If you hold your shares through more than one account, you will receive a **WHITE** proxy card or **WHITE** voting instruction form for each account. It is very important that you vote with respect to each account you own.

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© 2018 Qualcomm Incorporated

Qualcomm

Additional Information

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this website that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995.  Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.